UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2026

Brand Engagement Network, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40130	98-1574798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Delaware Ave, Suite 210

Wilmington, DE 19801

(Address of principal executive offices)

(307) 757-3650

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BNAI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $115.00	BNAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 29, 2026, Brand Engagement Network, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with Ben Capital Fund I, LLC for a private placement of 24,000 shares of the Company’s common stock at a purchase price of $63.25 per share, for total gross proceeds of $1,518,000.

The investment will be funded in three equal installments of $506,000, with closings expected to occur on January 30, 2026, February 25, 2026, and March 25, 2026. The SPA includes no warrant coverage.

The securities were offered and sold pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 3.02 Unregistered Sales of Equity Securities

On January 29, 2026, the Company issued an aggregate of 33,653 shares of Common Stock upon the cash exercise of outstanding warrants, generating total gross proceeds of $818,302 as follows:

●	19,750 shares exercised at $25.00 per share, resulting in gross proceeds of $493,750;
●	8,202 shares exercised at $37.00 per share, resulting in gross proceeds of $303,474; and
●	5,701 shares exercised at $3.70 per share, resulting in gross proceeds of $21,078.70.

The shares were issued in transactions exempt from the registration requirements of the Securities Act of 1933, as amended.

Item 8.01 Other Events

January 29, 2026, the Company repaid in full an aggregate of $640,332.46 of outstanding indebtedness. This included the payment of $630,332.46 owed to Hana Bank, South Korea, thereby satisfying the obligations under the Asset Purchase Agreement dated May 3, 2023, through January 30, 2026.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated January 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brand Engagement Network, Inc.

Date: January 30, 2026

By:	/s/ Tyler Luck
Name:	Tyler Luck
Title:	Chief Executive Officer